UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 7, 2014
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 North Field Drive
Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

Hospira, Inc. (“Hospira”) held its Annual Meeting of Shareholders on May 7, 2014. The following is a summary of the matters voted on at that meeting.

(1)                                 Irving W. Bailey, II, F. Michael Ball, Connie R. Curran, William G. Dempsey, Dennis M. Fenton, Heino von Prondzynski, Jacque J. Sokolov and Mark F. Wheeler were elected to Hospira’s Board of Directors to hold office until the 2015 annual meeting.  The number of shares cast for and against, and the number of abstentions and broker non-votes, with respect to the persons elected were as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Irving W. Bailey, II	138,136,861	815,789	154,019	10,881,813
F. Michael Ball	138,240,852	720,086	145,731	10,881,813
Connie R. Curran	135,096,595	2,581,104	1,428,970	10,881,813
William G. Dempsey	138,338,289	618,704	149,676	10,881,813
Dennis M. Fenton	137,989,942	961,599	155,128	10,881,813
Heino von Prondzynski	136,990,360	1,968,337	147,972	10,881,813
Jacque J. Sokolov	137,253,142	1,712,672	140,855	10,881,813
Mark F. Wheeler	137,152,202	514,905	1,439,562	10,881,813

(2)                                 The shareholders voted to approve the compensation of Hospira’s named executive officers listed in the proxy statement for the 2014 annual meeting. The shareholder vote is advisory and non-binding. The number of shares cast in favor and against, and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
98,629,236	39,519,946	957,487	10,881,813

(3)                                 The shareholders ratified the appointment of Deloitte & Touche LLP as Hospira’s auditors for 2014.  The number of shares cast in favor and against, and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
149,138,710	713,422	136,350	0

(4)                                 The shareholders voted to approve amendments to the 2004 Long-Term Stock Incentive Plan.  The number of shares cast in favor and against, and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
127,917,335	10,939,283	250,051	10,881,813

(5)                             The shareholders rejected the shareholder proposal on right to act by written consent.  The number of shares cast in favor and against, and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
40,914,543	96,549,614	1,642,512	10,881,813

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Dated: May 12, 2014	/s/ Royce Bedward
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary